EXHIBIT 99.1

GEORGIA GULF CORPORATION

BYLAWS

As Adopted and in

Effect on May 17, 2005

STOCKHOLDERS MEETINGS1
1.Time and Place of Meetings1
2.Annual Meeting1
3.Special Meetings1
4.Notice of Meetings1
5.Inspectors1
6.Quorum2
7.List of Stockholders2
8.Voting; Proxies2
9.Order of Business2

DIRECTORS4
10.Function4
11.Number, Election and Terms4
12.Vacancies and Newly Created Directorships4
13.Removal5
14.Nominations of Directors; Election5
15.Resignation6
16.Regular Meetings6
17.Special Meetings6
18.Quorum6
19.Participation in Meetings by Remote Communications6
20.Committees7
21.Compensation7
22.Rules7

NOTICES7
23.Generally7
24.Waivers8

OFFICERS8
25.Generally8
26.Compensation8
27.Succession8
28.Authority and Duties8

INDEMNIFICATION9
29.Right to Indemnification9
30.Right to Advancement of Expenses9
31.Right of Indemnitee to Bring Suit9
32.Non-Exclusivity of Rights10
33.Insurance10
34.Indemnification of Employees and Agents of the Company10
STOCK10
35.Certificates10
36.Classes of Stock11
37.Lost, Stolen or Destroyed Certificates11
38.Record Dates11
GENERAL11
39.Fiscal Year11
40.Seal11
41.Reliance Upon Books, Reports and Records12
42.Time Periods12
43.Amendments12

  STOCKHOLDERS MEETINGS

1.  Time and Place of Meetings. All meetings of the stockholders for the election of the members of the Board of Directors (the “Directors”) or for any other purpose will be held at such time and place, within or without the State of Delaware, as may be designated by the Board of Directors of the Company (the “Board”) or, in the absence of a designation by the Board, the Chairman of the Board (the “Chairman”), the Chief Executive Officer, the President or the Secretary, and stated in the notice of meeting. Notwithstanding the foregoing, the Board may, in its sole discretion, determine that meetings of the stockholders shall not be held at any place, but may instead be held by means of remote communications, subject to such guidelines and procedures as the Board may adopt from time to time. The Board may postpone and reschedule any previously scheduled annual or special meeting of the stockholders.

2.  Annual Meeting. An annual meeting of the stockholders will be held at such date and time as may be designated from time to time by the Board at which meeting the stockholders will elect by a plurality vote the Directors to succeed those Directors whose terms expire at such meeting and will transact such other business as may properly be brought before the meeting in accordance with Bylaw 9.

3.  Special Meetings. Special meetings of the stockholders may be called only by (i) the Secretary within 10 calendar days after receipt of the written request of a majority of the Board of Directors; or (ii) the Chairman. Any such request by a majority of the Board must be sent to the Chairman and the Secretary and must state the purpose or purposes of the proposed meeting. Special meetings of holders of the outstanding Preferred Stock, $0.01 par value, of the Company (the “Preferred Stock”), if any, may be called in the manner and for the purposes provided in the applicable designation of the Preferred Stock (the “Preferred Stock Designation”) contemplated by Article IV. of the Company's Certificate of Incorporation, as amended (the “Certificate of Incorporation”).

4.  Notice of Meetings. Written notice of every meeting of the stockholders, stating the place, if any, date and time thereof, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called, will be given not less than 10 nor more than 60 calendar days before the date of the meeting to each stockholder of record entitled to vote at such meeting, except as otherwise provided herein or by law. When a meeting is adjourned to another place, date, or time, written notice need not be given of the adjourned meeting if the place, if any, date and time thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than 30 calendar days, or if after the adjournment a new record date is fixed for the adjourned meeting, written notice of the place, if any, date and time thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting must be given in conformity herewith. At any adjourned meeting, any business may be transacted which properly could have been transacted at the original meeting.

5.  Inspectors. The Board may appoint one or more inspectors of election to count all votes and ballots and to determine those entitled to vote at any meeting of the stockholders, or any adjournment thereof, in advance of such meeting. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer of the meeting may appoint one or more substitute inspectors.

6.  Quorum. Except as otherwise provided by law or in a Preferred Stock Designation, the holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, will constitute a quorum at all meetings of the stockholders for the transaction of business thereat. If, however, such quorum is not present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, will have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

7.  List of Stockholders. It shall be the duty of the Secretary or other officer who has charge of the stock ledger to prepare and make, at least 10 days before the meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered at the times and places required by the Delaware General Corporation Law.

8.  Voting; Proxies. Except as otherwise provided by law, by the Company’s Certificate of Incorporation, or in a Preferred Stock Designation, each stockholder will be entitled at every meeting of the stockholders to one vote for each share of stock having voting power standing in the name of such stockholder on the books of the Company on the record date for the meeting and such votes may be cast either in person or by proxy. Every proxy must be authorized in a manner permitted by Section 212 of the Delaware General Corporation Law (or any successor provision). Without affecting any vote previously taken, a stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person, by revoking the proxy by giving notice to the Secretary of the Company, or by a later appointment of a proxy. The vote upon any question brought before a meeting of the stockholders need not be by written ballot, unless otherwise required by the Certificate of Incorporation or these Bylaws or unless the Chairman or the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting otherwise determine. Every vote taken by written ballot will be counted by the inspectors of election. When a quorum is present at any meeting, the affirmative vote of the holders of a majority of the stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter and which has actually been voted will be the act of the stockholders, except in the election of Directors or as otherwise provided in these Bylaws, the Certificate of Incorporation, a Preferred Stock Designation, or by law.

9.  Order of Business. (a) The Chairman, or such other officer of the Company designated by a majority of the total number of Directors that the Company would have if there were no vacancies (the “Whole Board”), will call meetings of the stockholders to order and will act as presiding officer thereof. Unless otherwise determined by the Board prior to the meeting, the presiding officer of the meeting of the stockholders will also determine the order of business and have the authority in his or her sole discretion to regulate the conduct of any such meeting, including without limitation by imposing restrictions on the persons (other than stockholders of the Company or their duly appointed proxies) that may attend any such stockholders’ meeting, by ascertaining whether any stockholder or his proxy may be excluded from any meeting of the stockholders based upon any determination by the presiding officer, in his sole discretion, that any such person has disrupted or is likely to disrupt the proceedings thereat, and by determining the circumstances in which any person may make a statement or ask questions at any meeting of the stockholders.

(b)  At an annual meeting of the stockholders, only such business will be conducted or considered as is properly brought before the annual meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of the annual meeting (or any supplement thereto) given by or at the direction of the Board in accordance with Bylaw 4, (ii) otherwise properly brought before the annual meeting by the presiding officer or by or at the direction of a majority of the Whole Board, or (iii) otherwise properly requested to be brought before the annual meeting by a stockholder of the Company in accordance with Bylaw 9(c).

(c)  For business to be properly requested by a stockholder to be brought before an annual meeting, (i) the stockholder must be a stockholder of the Company of record at the time of the giving of the notice for such annual meeting provided for in these Bylaws, (ii) the stockholder must be entitled to vote at such meeting, (iii) the stockholder must have given timely notice thereof in writing to the Secretary and (iv) if the stockholder, or the beneficial owner on whose behalf any business is brought before the meeting, has provided the Company with a Proposal Solicitation Notice, as that term is defined in this Bylaw 9(c), such stockholder or beneficial owner must have delivered a proxy statement and form of proxy to the holders of at the least the percentage of shares of the Company entitled to vote required to approve such business that the stockholder proposes to bring before the annual meeting and included in such materials the Proposal Solicitation Notice. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 nor more than 90 calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 calendar days prior to or delayed by more than 30 calendar days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th calendar day prior to such annual meeting or the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. In no event shall the public disclosure of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (A) a description in reasonable detail of the business desired to brought before the annual meeting and the reasons for conducting such business at the annual meeting, (B) the name and address, as they appear on the Company’s books, of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (C) the class and series and number of shares of capital stock of the Company that are owned beneficially and of record by the stockholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings among such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business, (E) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of shares of the Company entitled to vote required to approve the proposal (an affirmative statement of such intent, a “Proposal Solicitation Notice”), and (F) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the annual meeting. Notwithstanding the foregoing provisions of this Bylaw 9(c), a stockholder must also comply with all applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (the “Exchange Act”) with respect to the matters set forth in this Bylaw 9(c). For purposes of this Bylaw 9(c) and Bylaw 14, “public disclosure” means disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document filed by the Company with the Securities and Exchange Commission pursuant to the Exchange Act or furnished by the Company to stockholders. Nothing in this Bylaw 9(c) will be deemed to affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(d)  At a special meeting of stockholders, only such business may be conducted or considered as is properly brought before the meeting. To be properly brought before a special meeting, business must be (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Chairman, the President or a majority of the Whole Board in accordance with Bylaw 4 or (ii) otherwise properly brought before the meeting by the presiding officer or by or at the direction of a majority of the Whole Board.

(e)  The determination of whether any business sought to be brought before any annual or special meeting of the stockholders is properly brought before such meeting in accordance with this Bylaw 9 will be made by the presiding officer of such meeting. If the presiding officer determines that any business is not properly brought before such meeting, he or she will so declare to the meeting and any such business will not be conducted or considered.

  DIRECTORS

10.  Function. The business and affairs of the Company will be managed under the direction of its Board.

11.  Number, Election and Terms. Subject to the rights, if any, of any series of Preferred Stock to elect additional Directors under circumstances specified in a Preferred Stock Designation, and to the minimum number of authorized Directors provided in the Certificate of Incorporation, the authorized number of Directors may be determined from time to time only by a vote of a majority of the Whole Board. The Directors, other than those who may be elected by the holders of any series of the Preferred Stock, will be classified with respect to the time for which they severally hold office in accordance with the Certificate of Incorporation.

12.  Vacancies and Newly Created Directorships. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional Directors under circumstances specified in a Preferred Stock Designation, newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board resulting from death, resignation, disqualification, removal, or other cause will be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board, or by a sole remaining Director. Any Director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director’s successor is elected and qualified. No decrease in the number of Directors constituting the Board will shorten the term of an incumbent Director.

13.  Removal. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional Directors under circumstances specified in a Preferred Stock Designation, any Director may be removed from office by the stockholders only for cause and only in the manner provided in the Certificate of Incorporation and, if applicable, any amendment to this Bylaw 13.

14.  Nominations of Directors; Election. (a) Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional Directors under circumstances specified in a Preferred Stock Designation, only persons who are nominated in accordance with this Bylaw 14 will be eligible for election at a meeting of stockholders as Directors of the Company.

(b)  Nominations of persons for election as Directors of the Company may be made only at an annual meeting of stockholders (i) by or at the direction of the Board or a committee thereof or (ii) by any stockholder that is a stockholder of record at the time of giving of notice provided for in this Bylaw 14, who is entitled to vote for the election of Directors at such annual meeting, and who complies with the procedures set forth in this Bylaw 14. If a stockholder, or a beneficial owner on whose behalf any such nomination is made, has provided the Company with a Nomination Solicitation Notice, as that term is defined in this Bylaw 14 below, such stockholder or beneficial owner must have delivered a proxy statement and form of proxy to the holders of at least the percentage of shares of the Company entitled to vote required to approve such nomination and included in such materials the Nomination Solicitation Notice. All nominations by stockholders must be made pursuant to timely notice in proper written form to the Secretary.

(c)  To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 nor more than 90 calendar days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 calendar days prior to or delayed by more than 30 calendar days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th calendar day prior to such annual meeting or the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. In no event shall the public disclosure of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. To be in proper written form, such stockholder’s notice must set forth or include (i) the name and address, as they appear on the Company’s books, of the stockholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) a representation that the stockholder giving the notice is a holder of record of stock of the Company entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice; (iii) the class and number of shares of stock of the Company owned beneficially and of record by the stockholder giving the notice and by the beneficial owner, if any, on whose behalf the nomination is made; (iv) a description of all arrangements or understandings between or among any of (A) the stockholder giving the notice, (B) the beneficial owner on whose behalf the notice is given, (C) each nominee, and (D) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving the notice; (v) such other information regarding each nominee proposed by the stockholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board; (vi) the signed consent of each nominee to serve as a Director of the Company if so elected; and (vii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of shares of the Company entitled to vote required to elect such nominee or nominees (an affirmative statement of such intent, a “Nomination Solicitation Notice”). At the request of the Board, any person nominated by the Board for election as a Director must furnish to the Secretary that information required to be set forth in a stockholder’s notice of nomination that pertains to the nominee. The presiding officer of any annual meeting will, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by this Bylaw 14, and if he or she should so determine, he or she will so declare to the meeting and the defective nomination will be disregarded. Notwithstanding the foregoing provisions of this Bylaw 14, a stockholder must also comply with all applicable requirements of the Exchange Act with respect to the matters set forth in this Bylaw 14.

15.  Resignation. Any Director may resign at any time by giving notice in writing or by electronic transmission of his or her resignation to the Chairman or the Secretary. Any resignation will be effective upon actual receipt by any such person or, if later, as of the date and time specified in such written notice.

16.  Regular Meetings. Regular meetings of the Board may be held immediately after the annual meeting of the stockholders and at such other time and place either within or without the State of Delaware as may from time to time be determined by the Board. Notice of regular meetings of the Board need not be given.

17.  Special Meetings. Special meetings of the Board may be called by the Chairman or the President on one day’s notice to each Director by whom such notice is not waived, given either personally or by mail, courier, telephone, facsimile, electronic transmission, or similar medium of communication, and will be called by the Chairman or the President, in like manner and on like notice, on the written request of a majority of the Whole Board. Special meetings of the Board may be held at such time and place either within or without the State of Delaware as is determined by the Board or specified in the notice of any such meeting.

18.  Quorum. At all meetings of the Board, a majority of the Whole Board will constitute a quorum for the transaction of business. Except for the designation of committees as hereinafter provided and except for actions required by these Bylaws or the Certificate of Incorporation to be taken by a majority of the Whole Board, the act of a majority of the Directors present at any meeting at which there is a quorum will be the act of the Board. If a quorum is not present at any meeting of the Board, the Directors present thereat may adjourn the meeting from time to time to another place, time, or date, without notice other than announcement at the meeting, until a quorum is present.

19.  Participation in Meetings by Remote Communications. Members of the Board or any committee designated by the Board may participate in a meeting of the Board or any such committee, as the case may be, by means of telephone conference or other means by which all persons participating in the meeting can hear each other, and such participation in a meeting will constitute presence in person at the meeting.

20.  Committees. (a) The Board, by resolution passed by a majority of the Whole Board, may designate one or more committees. Each such committee will consist of one or more Directors and will have such lawfully delegable powers and duties as the Board may confer; provided, however, that no committee shall exercise any power or duty to amend these Bylaws or the Certificate of Incorporation (except, to the extent authorized by a resolution of the Whole Board, to fix the designation, preferences, and other terms of any series of Preferred Stock), fill any vacancy on any committee, adopt an agreement of merger or consolidation, authorize the issuance of stock, declare a dividend, or recommend to the stockholders the sale, lease, or exchange of all or substantially all of the Company’s property and assets, a dissolution of the Company, or a revocation of a dissolution, or to take any other actions expressly required by the Delaware General Corporation Law, as it may be amended from time to time, to be acted upon by the Board. Any such committee designated by the Board will have such name as may be determined from time to time by resolution adopted by the Board.

(b)  The members of each committee of the Board will serve in such capacity at the pleasure of the Board or as may be specified in any resolution from time to time adopted by the Board. The Board may designate one or more Directors as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of such committee. In lieu of such designation by the Board, in the absence or disqualification of any member of a committee of the Board, the members thereof present at any such meeting of such committee and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

(c)  Except as otherwise provided in these Bylaws or by law, any committee of the Board, to the extent provided in Bylaw 20(a) or, if applicable, in the resolution of the Board, will have and may exercise all the powers and authority of the Board in the direction of the management of the business and affairs of the Company. Unless otherwise prescribed by the Board, a majority of the members of any committee of the Board will constitute a quorum for the transaction of business, and the act of a majority of the members present at a meeting at which there is a quorum will be the act of such committee. Each committee of the Board may prescribe its own rules for calling and holding meetings and its method of procedure, subject to any rules prescribed by the Board, and will keep a written record of all actions taken by it.

21.  Compensation. The Board may establish the compensation for, and reimbursement of the expenses of, Directors for membership on the Board and on committees of the Board, attendance at meetings of the Board or committees of the Board, and for other services by Directors to the Company or any of its majority-owned subsidiaries.

22.  Rules. The Board may adopt rules and regulations for the conduct of meetings and the oversight of the management of the affairs of the Company.

  NOTICES

23.  Generally. Except as otherwise provided by law, these Bylaws, or the Certificate of Incorporation, whenever by law or under the provisions of the Certificate of Incorporation or these Bylaws notice is required to be given to any Director or stockholder, it will not be construed to require personal notice, but such notice may be given in writing, by mail or courier service, addressed to such Director or stockholder, at the address of such Director or stockholder as it appears on the records of the Company, with postage thereon prepaid, and such notice will be deemed to be given at the time when the same is deposited in the United States mail. Notice to Directors may also be given by telephone, facsimile, electronic transmission or similar medium of communication or as otherwise may be permitted by these Bylaws.

24.  Waivers. Whenever any notice is required to be given by law or under the provisions of the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person or persons entitled to such notice, whether before or after the time of the event for which notice is to be given, will be deemed equivalent to such notice. Attendance of a person at a meeting will constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

  OFFICERS

25.  Generally. The officers of the Company will be elected by the Board and will consist of a President (who shall be the Chief Executive Officer unless another officer shall be so designated by resolution of the Board), one or more Vice Presidents, a Secretary and a Treasurer. The Board may also elect a Chairman. The Board may also choose any or all of the following: one or more Vice Chairmen, one or more Assistants to the Chairman, one or more Vice Presidents (who may be given particular designations with respect to authority, function, or seniority), one or more Assistant Secretaries, one or more Assistant Treasurers and such other officers as the Board may from time to time determine. Notwithstanding the foregoing, by specific action the Board may authorize the Chairman to appoint any person to any office other than Chairman, Chief Executive Officer, President, Secretary or Treasurer. Any number of offices may be held by the same person. Any of the offices may be left vacant from time to time as the Board may determine. In the case of the absence or disability of any officer of the Company or for any other reason deemed sufficient by a majority of the Board, the Board may delegate the absent or disabled officer’s powers or duties to any other officer or to any Director.

26.  Succession. The officers of the Company will hold office until their successors are elected and qualified. Any officer may be removed at any time by the affirmative vote of a majority of the Whole Board. Any vacancy occurring in any office of the Company may be filled by the Board or by the Chairman as provided in Bylaw 25.

27.  Authority and Duties. Each of the officers of the Company will have such authority and will perform such duties as are customarily incident to their respective offices or as may be specified from time to time by the Board.

  INDEMNIFICATION

28.  Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she is or was a director or an officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another company or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an “Indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Company to the fullest extent permitted or required by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that, except as provided in Bylaw 30 with respect to Proceedings to enforce rights to indemnification, the Company shall indemnify any such Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board of Directors of the Company.

29.  Right to Advancement of Expenses. The right to indemnification conferred in Bylaw 28 shall include the right to be paid by the Company the expenses (including, without limitation, attorneys’ fees and expenses) incurred in defending any such Proceeding in advance of its final disposition (an “Advancement of Expenses”); provided, however, that, if the Delaware General Corporation Law so requires, an Advancement of Expenses incurred by an Indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Company of an undertaking (an “Undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a “Final Adjudication”) that such Indemnitee is not entitled to be indemnified for such expenses under this Bylaw 29 or otherwise. The rights to indemnification and to the Advancement of Expenses conferred in Bylaw 28 and this Bylaw 29 shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.

30.  Right of Indemnitee to Bring Suit. If a claim under Bylaws 28 or 29 is not paid in full by the Company within 60 calendar days after a written claim has been received by the Company, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be 20 calendar days, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and (ii) any suit brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Company shall be entitled to recover such expenses upon a Final Adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Company (including its Board of Directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Company (including its Board of Directors, independent legal counsel or stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or brought by the Company to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, under Bylaws 28-33 or otherwise shall be on the Company.

31.  Non-Exclusivity of Rights. The rights to indemnification and to the Advancement of Expenses conferred in Bylaws 28-33 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Company’s Certificate of Incorporation, By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

32.  Insurance. The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

33.  Indemnification of Employees and Agents of the Company. The Company may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the Advancement of Expenses to any employee or agent of the Company to the fullest extent of the provisions of Bylaws 28-33 with respect to the indemnification and Advancement of Expenses of directors and officers of the Company.

  STOCK

34.  Certificates. Certificates representing shares of stock of the Company will be in such form as is determined by the Board, subject to applicable legal requirements. Each such certificate will be numbered and its issuance recorded in the books of the Company, and such certificate will exhibit the holder’s name and the number of shares and will be signed by, or in the name of, the Company by the Chairman, the President, or any Vice President and the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, and will also be signed by, or bear the facsimile signature of, a duly authorized officer or agent of any properly designated transfer agent of the Company. Any or all of the signatures and the seal of the Company, if any, upon such certificates may be facsimiles, engraved, or printed. Such certificates may be issued and delivered notwithstanding that the person whose facsimile signature appears thereon may have ceased to be such officer at the time the certificates are issued and delivered.

35.  Classes of Stock. The designations, powers, preferences and relative participating, optional, or other special rights of the various classes of stock or series thereof, and the qualifications, limitations, or restrictions thereof, will be set forth in full or summarized on the face or back of the certificates which the Company issues to represent its stock or, in lieu thereof, such certificates will set forth the office of the Company from which the holders of certificates may obtain a copy of such information at no charge.

36.  Lost, Stolen or Destroyed Certificates. The Secretary may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact, satisfactory to the Secretary, by the person claiming the certificate of stock to be lost, stolen, or destroyed. As a condition precedent to the issuance of a new certificate or certificates, the Secretary may require the owners of such lost, stolen, or destroyed certificate or certificates to give the Company a bond in such sum and with such surety or sureties as the Secretary may direct as indemnity against any claims that may be made against the Company with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of the new certificate.

37.  Record Dates. (a) In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which will not be more than 60 nor less than 10 calendar days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders will be at the close of business on the calendar day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the calendar day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of the stockholders will apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

(b)  In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date will not be more than 60 calendar days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose will be at the close of business on the calendar day on which the Board adopts the resolution relating thereto.

(c)  The Company will be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes, and will not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Company has notice thereof, except as expressly provided by applicable law.

  GENERAL

38.  Fiscal Year. The fiscal year of the Company will end on December 31st of each year or such other date as may be fixed from time to time by the Board.

39.  Seal. The Board may adopt a corporate seal and use the same by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

40.  Reliance Upon Books, Reports and Records. Each Director, each member of a committee designated by the Board, and each officer of the Company will, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports, or statements presented to the Company by any of the Company’s officers or employees, or committees of the Board, or by any other person or entity as to matters the Director, committee member, or officer believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

41.  Time Periods. In applying any provision of these Bylaws that requires that an act be performed or not be performed a specified number of days prior to an event or that an act be performed during a period of a specified number of days prior to an event, calendar days will be used unless otherwise specified, the day of the doing of the act will be excluded, and the day of the event will be included.

42.  Amendments. Except as otherwise provided by law or by the Certificate of Incorporation or these Bylaws, these Bylaws or any of them may be amended in any respect or repealed at any time, either (i) at any meeting of stockholders, provided that any amendment or supplement proposed to be acted upon at any such meeting has been described or referred to in the notice of such meeting, or (ii) at any meeting of the Board, provided that no amendment adopted by the Board may vary or conflict with any amendment adopted by the stockholders in accordance with the Certificate of Incorporation and these Bylaws. Notwithstanding the foregoing and anything contained in these Bylaws to the contrary, Bylaws 1, 3, 9, 11, 12, 13, 14 and 42 may not be amended or repealed by the stockholders, and no provision inconsistent therewith may be adopted by the stockholders, without the affirmative vote of the holders of at least 80% of the shares of stock entitled to vote on such matter, voting together as a single class.

43.    Delaware Corporation Law. The Company has previously elected not to be governed by the provisions of Section 203 of the Delaware General Corporation Law. Notwithstanding Bylaw 42, this Bylaw 43 may be amended only in accordance with said Section 203.

May 23, 2005